Summary Prospectus
April 27, 2026
www.hexis.capital

Hexis Active Nicotine Engagement ETF
Trading Symbol: NICO
Listed on NYSE Arca, Inc.
Before you invest, you may want to review the Hexis Active Nicotine Engagement ETF (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI, each dated January 16, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI and other information about the Fund online at www.hexis.capital. You can also get this information at no cost by calling 800-617-0004 or by sending an email request to ETF@usbank.com.

Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.70%
(1)“Other Expenses” are estimated for the Fund’s current fiscal year.
(2)Acquired Fund Fees and Expenses (“AFFE”) are indirect costs of investing in other investment companies and are estimated for the Fund’s current fiscal year. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights (when available), which only reflect the direct operating expenses incurred by the Fund.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$72	$224

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in companies that have at least 50% of their revenue attributable to the global tobacco and nicotine sectors (“Tobacco/Nicotine Companies”). Tobacco/Nicotine Companies include companies involved in the cultivation, processing, manufacturing, distribution, and sale of tobacco products and reduced-risk tobacco and nicotine products (“RRPs”), such as vaping products, heated tobacco products and nicotine pouches. To be eligible for inclusion in the Fund’s portfolio, tobacco companies must have generated at least 1% of their tobacco and nicotine revenue from RRPs in their most recent reporting period, and have a strategy to actively grow the contribution from RRPs.

It is the view of Hexis Capital Management Limited (the “Adviser”) that, despite the relatively stable cash flows historically generated by traditional, combustible tobacco products, issuers that successfully transition their business models toward RRPs are best positioned to deliver superior long-term returns to shareholders. While this transformation may require substantial upfront investment, the Adviser believes the long-term outlook for such issuers is favorable, as consumer preferences continue to shift away from combustible products toward alternatives perceived as having lower health risks. Accordingly, companies that adapt to and lead this industry evolution are expected to offer more robust long-term investment opportunities. Conversely, issuers with greater exposure to legacy combustible tobacco products and limited participation in the transition to reduced-harm alternatives may face a gradual decline in cash flows and, as a result, diminished shareholder value over time.

The Fund’s investments in Tobacco/Nicotine Companies will primarily be in the form of direct equity investments, typically common stocks. In addition to equity investments, the Fund’s investments in Tobacco/Nicotine Companies will also include derivative instruments, primarily total return swaps, intended to provide exposure to securities of Tobacco/Nicotine Companies. A total return swap is an agreement whereby one party contracts to make periodic payments to another party based on the change in market value of certain underlying assets in exchange for receiving periodic payments from the other party based on the total return of an underlying asset, which includes both the income it generates and any capital gains or losses. Total return swaps also may be used for efficient portfolio management for obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. The Fund may hold Treasury Bills to provide a return on cash used as collateral for the total return swaps.

The Fund may also invest in exchange-traded equity securities of U.S. and foreign (including emerging markets) issuers. The Fund’s investments in foreign securities may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), U.S. dollar denominated foreign securities, direct foreign securities purchased on a foreign exchange, and securities of companies incorporated outside the United States.

The Fund may invest in companies of any market capitalization, including mid-, small- and micro-capitalization companies. The Fund may also invest in unaffiliated registered investment companies, including index-based ETFs.

In selecting investments for the Fund, the Adviser employs a proprietary Hexis Nicotine Transition Score (“HNTS”) to guide investment decisions and facilitate engagement with tobacco companies. The HNTS scores companies based on three main criteria: (1) the proportion of their business related to RRPs; (2) RRP growth potential; and (3) key governance, engagement and sustainability metrics. The Adviser believes that in addressing the public health burden of smoking-related diseases there are limits to what can be achieved by divestment, and that society is best served by investors engaging responsibly with the tobacco industry and encouraging it to improve its product offerings and business practices. Furthermore, the Fund aims, through active engagement, to encourage listed tobacco stocks to make their businesses more sustainable through accelerating the shift in their business away from harmful tobacco products, such as cigarettes, towards reduced-harm tobacco and nicotine products.

In selecting investments for the Fund, the Adviser uses a bottom-up stock selection process. The investment team uses traditional discounted cash flow (“DCF”) models to value companies, with the HNTS score systematically informing growth assumptions beyond near-term consensus estimates. Equity securities of Tobacco/Nicotine Companies with higher HNTS scores are considered more sustainable long-term investments and may receive greater portfolio weightings if supported by DCF valuations.

The Fund concentrates its investments in the securities of issuers in the tobacco group of industries. Therefore, the Fund invests more than 25% of its total assets in securities issued by companies in the tobacco group of industries. The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies. The Fund intends to be taxed as a regulated investment company (“RIC”) and comply with all RIC-related restrictions.

Principal Risks
As with any fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are summarized below.

ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has only a limited number of institutional investors (known as “Authorized Participants” or “APs”) that are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. This may lead to the widening of bid/ask spreads quoted throughout the day.

•Trading. Although shares of the Fund are listed for trading on the NYSE Arca, Inc (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund's shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
Newer Adviser Risk. The Adviser has not previously served as an adviser to a registered investment company. As a result, there is no long-term track record of the Adviser serving as an adviser to a registered investment company against which an investor may judge the Adviser, and it is possible the Adviser may not achieve the Fund’s intended investment objective.
Tobacco/Nicotine Industry Risk. The tobacco industry is subject to significant risks and uncertainties that could materially and adversely affect the financial condition and cash flows, of companies operating in it. Combustible tobacco products remain a significant source of revenues, yet cigarette consumption continues to decline globally as a result of higher excise taxes, health concerns, social stigma, governmental restrictions, economic pressures, and the growth of illicit trade. Sustained declines in consumption could materially reduce revenues, profitability, and cash generation. Cigarettes are also subject to substantial taxation, and additional increases are frequently proposed or enacted. Higher taxes may further reduce consumption, accelerate down-trading to lower-priced categories, increase cross-border purchases, and expand illicit trade, each of which could adversely affect operating results. While smoke-free products present potential opportunities, their commercialization remains subject to evolving regulation, taxation, and public perception. Unfavorable regulatory treatment, negative publicity, or reclassification for tax purposes could materially impede their growth and profitability.
Total Return Swap Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.
Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies.
Equity Securities Risk. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.
Depositary Receipts Risk. ADRs, GDRs, and IDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the social, political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR.
Derivatives Risk. Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect about their expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. The Fund may enter into total return swaps, among other instruments, for purposes of attempting to gain exposure to a particular asset without actually purchasing that asset. Such swap arrangements are OTC derivatives that may also subject the Fund to the risk that the counterparty to the transaction may not meet its obligations.
Counterparty Risk. The Fund’s use of total return swaps and other transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Changes in volatility in the tobacco market may lead counterparties to tighten limits and may impact the Fund’s ability to use its investment strategy going forward. Counterparty risk may also arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency). A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
Non-Diversified Fund Risk. The Fund is a non-diversified, investment company under the 1940 Act. Because the Fund is non-diversified, it will invest a greater percentage of its assets in the securities of a limited number of issuers. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
Industry Concentration Risk. The Fund’s investments will be concentrated in the securities of issuers in the tobacco, or nicotine - related group of industries. The focus of the Fund’s portfolio on this specific industry may present more risks than if the portfolio were broadly diversified over numerous groups of industries.
Other Investment Companies Risk. The risk of owning other investment companies, including ETFs, generally reflects the risks of owning underlying investments the other investment company holds. When the Fund invests in investment company securities, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Risk of Investing in South Korea. Investments in South Korean issuers will subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.
Medium and Small Capitalization Companies Risk. Investing in medium and small capitalization companies may involve special risks because those companies may have narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of medium and smaller capitalization issuers may be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.
Micro-Capitalization Companies Risk - The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. Some micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the Fund’s estimate of the company’s current worth, also involve increased risk.

Performance
Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at www.hexis.capital or by calling the Fund toll-free at 1-800-617-0004.

Management

Investment Adviser
Hexis Capital Management Limited is the Fund’s investment adviser.

Sub-Adviser
Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”) is the Fund’s sub-adviser.

Portfolio Managers
Pieter Vorster, Chief Executive Officer, and Jonathan Fell, Head of Research & Engagement, as the Adviser, direct the Fund’s investment program and strategic research processes. Mr. Vorster and Mr. Fell have each overseen the Fund’s investment program since its inception in February, 2026.
Dustin Lewellyn, CFA, Managing Director, Ernesto Tong, CFA, Managing Director, and Christine Johanson, CFA, Director, each of the Sub-Adviser, are the portfolio managers responsible for the day-to-day management of the Fund’s portfolio. Mr. Lewellyn, Mr. Tong and Ms. Johanson have each managed the Fund since its inception in February, 2026.

Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems its shares at NAV only in large specified numbers of shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.hexis.capital.

Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.